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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                November 15, 2004


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                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                         72-1440714
        (State of Incorporation)                              (I.R.S. Employer
  400 E. KALISTE SALOOM RD., SUITE 6000                      Identification No.)

          LAFAYETTE, LOUISIANA                                      70508
(Address of principal executive offices)                          (Zip code)


                        Commission File Number: 0-019020

       Registrant's telephone number, including area code: (337) 232-7028


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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 ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

              On November 3, 2004, PetroQuest Energy, Inc. (the "Company") entered into the Fifth Amendment to Amended and Restated Credit Agreement with Bank One, N.A., as a lender and an agent. The amendment increases to 100%, the number of lenders required to determine a new borrowing base reduction amount under the Company's credit facility. In addition, on November 10, 2004, Bank One, N.A. assigned a portion of its interest in the Company's credit facility to each of Guaranty Bank and Calyon Corporate and Investment Bank.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements of Business Acquired:

              NONE

          (b) Pro Forma Financial Information:

              NONE

          (c) Exhibits:

              10.1 Fifth Amendment to Amended and Restated Credit Agreement entered into as of November 3, 2004 by and between PetroQuest Energy, LLC, PetroQuest Energy, Inc. and
                        Bank One, N.A., individually as a lender and an agent.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PETROQUEST ENERGY, INC.

Date: November 15, 2004                  By: /s/ Michael O. Aldridge
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                                             Michael O. Aldridge
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer
                                             (Authorized Officer and Principal
                                             Financial and Accounting Officer)




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                                INDEX TO EXHIBIT


         10.1 Fifth Amendment to Amended and Restated Credit Agreement entered into as of November 3, 2004 by and between PetroQuest Energy, LLC, PetroQuest Energy, Inc. and
                  Bank One, N.A., individually as a lender and an agent.